                                                                     EXHIBIT 4.1


        COMMON STOCK                                        COMMON STOCK
           NUMBER                                              SHARES
                                  SUMMIT LIFE
SLC-                              CORPORATION

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
    THE STATE OF OKLAHOMA

                                                          CUSIP 866140 10 6


THIS IS TO CERTIFY THAT



IS THE OWNER OF


FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE
                           CENT ($.01) PER SHARE OF

============================SUMMIT LIFE CORPORATION=============================

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               [CORPORATE SEAL]

/s/ QUINTON HIEBERT                                           /s/ JAMES L. SMITH
SECRETARY                                                  CHAIRMAN OF THE BOARD




Countersigned and Registered:

                                UMB BANK, N.A.

By                                                                Transfer Agent
                                                                   and Registrar


                                                            Authorized Signature


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                                  SUMMIT LIFE
                                  CORPORATION


     The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

--------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common
     TEN ENT- as tenants by the entireties
      JT TEN- as joint tenants with right
              of survivorship and not as
              tenants in common

     UNIF GIFT MIN ACT- ________________ Custodian ________________
                             (Cust)                    (Minor)

                             under Uniform Gifts to Minors

                             Act __________________________________
                                             (State)

    Additional abbreviations may also be used though not in the above list.


     For Value received, ________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________

________________________________________________________________________________

   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDE ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

____________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the promises.

Dated: _____________________   X _______________________________________________

                               X _______________________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED: _______________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                      ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.